Heller Equipment Asset Receivables Trust 1999-2
----------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Aug-00


Collection Period                                                                        July 2, 2000  to  August 1, 2000
Determination Date                                                                     August 9, 2000
Distribution Date                                                                     August 14, 2000
Available Amounts
------------------
                   Scheduled Payments plus Payaheads, net of Excluded Amounts                  11,065,716.75
                   Prepayment Amounts                                                             939,117.41
                   Recoveries                                                                           0.00
                   Investment Earnings on Collection Account and Reserve Fund                      20,105.35
                   Late Charges                                                                     3,745.20
                   Servicer Advances                                                                    0.00

                   Total Available Amounts                                                     12,028,684.71
                   -----------------------                                                     -------------

Payments on Distribution Date
-----------------------------
       (A)**       Trustee Fees (only applicable pursuant to an Event of Default)                       0.00
       (A)         Unreimbursed Servicer Advances to the Servicer                                       0.00
       (B)         Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                 0.00
       (C)         Interest due to Class A-1 Notes                                                128,845.46
       (D)         Interest due to Class A-2 Notes                                                419,782.58
       (E)         Interest due to Class A-3 Notes                                                584,443.67
       (F)         Interest due to Class A-4 Notes                                                380,594.75
       (G)         Interest due to Class B Notes                                                   22,432.24
       (H)         Interest due to Class C Notes                                                   22,888.71
       (I)         Interest due to Class D Notes                                                   38,656.49
       (J)         Interest due to Class E Notes                                                   24,858.05
       (K)         Class A-1 Principal Payment Amount                                          10,329,153.17
       (L)         Class A-2 Principal Payment Amount                                                   0.00
       (M)         Class A-3 Principal Payment Amount                                                   0.00
       (N)         Class A-4 Principal Payment Amount                                                   0.00
       (O)         Class B Principal Payment Amount                                                77,029.59
       (P)         Class C Principal Payment Amount                                                     0.00
       (Q)         Class D Principal Payment Amount                                                     0.00
       (R)         Class E Principal Payment Amount                                                     0.00
       (S)         Additional Principal to Class A-1 Notes                                              0.00
       (T)         Additional Principal to Class A-2 Notes                                              0.00
       (U)         Additional Principal to Class A-3 Notes                                              0.00
       (V)         Additional Principal to Class A-4 Notes                                              0.00
       (W)         Additional Principal to Class B Notes                                                0.00
       (X)         Additional Principal to Class C Notes                                                0.00
       (Y)         Additional Principal to Class D Notes                                                0.00
       (Z)         Additional Principal to Class E Notes                                                0.00
       (AA)        Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                     0.00
       (AB)        Deposit to the Reserve Fund                                                          0.00
       (AC)        Excess to Certificateholder                                                          0.00

                   Total distributions to Noteholders and Certificateholders                   12,028,684.71
                   ---------------------------------------------------------                   -------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default
---------------------------------
                   Trustee fees due on Distribution Date                                                             0.00

Unreimbursed Servicer Advances
------------------------------
                   Unreimbursed Servicer Advances                                                                    0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

       (i)         Servicing Fee Percentage                                                                          0.40%
       (ii)        ADCB of Contract Pool as of the 1st day of the Collection Period                        291,595,415.24
      (iii)        Servicing Fee  ( ( (i) / 12 ) x  (ii))                                                            0.00
       (iv)        Servicing Fee accrued but not paid in prior periods                                               0.00

                   Total Servicing Fee due and accrued ( (iii) + (iv) )                                              0.00

                   Servicing Fee carried forward                                                                     0.00

                   Monthly Servicing Fee distributed                                                                 0.00

Class A-1 Interest Schedule
---------------------------
                   Opening Class A-1 principal balance                                                      24,412,753.97
                   Class A-1 Interest Rate                                                                        6.12905%
                   Number of days in Accrual Period                                                                    31
                   Current Class A-1 interest due                                                              128,845.46
                   Class A-1 interest accrued but not paid in prior periods                                          0.00
                   Total Class A-1 interest due                                                                128,845.46
                   Class A-1 interest carried forward                                                                0.00

                   Class A-1 interest distribution                                                             128,845.46

Class A-2 Interest Schedule
---------------------------
                   Opening Class A-2 principal balance                                                      77,498,323.00
                   Class A-2 Interest Rate                                                                        6,50000%
                   Current Class A-2 interest due                                                              419,782.58
                   Class A-2 interest accrued but not paid in prior periods                                          0.00
                   Total Class A-2 interest due                                                                419,782.58
                   Class A-2 interest carried forward                                                                0.00

                   Class A-2 interest distribution                                                             419,782.58

Class A-3 Interest Schedule
---------------------------
                   Opening Class A-3 principal balance                                                     105,463,520.00
                   Class A-3 Interest Rate                                                                        6.65000%
                   Current Class A-3 interest due                                                              584,443.67
                   Class A-3 interest accrued but not paid in prior periods                                          0.00
                   Total Class A-3 interest due                                                                584,443.67
                   Class A-3 interest carried forward                                                                0.00

                   Class A-3 interest distribution                                                             584,443.67


Class A-4 Interest Schedule
---------------------------
                   Opening Class A-4 principal balance                                                      67,262,695.00
                   Class A-4 Interest Rate                                                                        6.79000%
                   Current Class A-4 interest due                                                              380,594.75
                   Class A-4 interest accrued but not paid in prior periods                                             -
                   Total Class A-4 interest due                                                                380,594.75
                   Class A-4 interest carried forward                                                                   -

                   Class A-4 interest distribution                                                             380,594.75

Class B Interest Schedule
-------------------------
                   Opening Class B principal balance                                                         3,912,600.21
                   Class B Interest Rate                                                                          6.88000%
                   Current Class B interest due                                                                 22,432.24
                   Class B interest accrued but not paid in prior periods                                               -
                   Total Class B interest due                                                                   22,432.24
                   Class B interest carried forward                                                                     -

                   Class B interest distribution                                                                22,432.24

Class C Interest Schedule
-------------------------

                   Opening Class C principal balance                                                         3,912,600.21
                   Class C Interest Rate                                                                          7.02000%
                   Current Class C interest due                                                                 22,888.71
                   Class C interest accrued but not paid in prior periods                                             -
                   Total Class C interest due                                                                   22,888.71
                   Class C interest carried forward                                                                   -

                   Class C interest distribution                                                                 22,888.71

Class D Interest Schedule
-------------------------

                   Opening Class D principal balance                                                          6,260,160.16
                   Class D  Interest Rate                                                                          7.41000%
                   Current Class D interest due                                                                  38,656.49
                   Class D interest accrued but not paid in prior periods                                             0.00
                   Total Class D interest due                                                                    38,656.49
                   Class D interest carried forward                                                                   0.00

                   Class D interest distribution                                                                 38,656.49


Class E Interest Schedule
-------------------------
                   Opening Class E principal balance                                                          3,130,079.65
                   Class E  Interest Rate                                                                          9.53000%
                   Current Class E interest due                                                                  24,858.05
                   Class E interest accrued but not paid in prior periods                                             0.00
                   Total Class E interest due                                                                    24,858.05
                   Class E interest carried forward                                                                   0.00

                   Class E interest distribution                                                                 24,858.05


Class A-1 Principal Schedule
----------------------------

                   Class A-1 Maturity Date                                                                 January 6, 2001
       (i)         Opening Class A-1 principal balance                                                       24,412,753.97
       (ii)        Aggregate outstanding principal of Notes plus Overcollateralization Balance              291,595,415.24
       (iii)       ADCB as of last day of the Collection Period                                             281,178,871.06
                   Monthly Principal Amount ( (ii) - (iii) )                                                 10,416,544.18
       (iv)        Class A-1 Principal Payment Amount                                                        10,329,153.17
                   Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                            10,329,153.17
                   Class A-1 Principal Payment Amount distribution                                           10,329,153.17
                   Principal carryforward Class A-1                                                                   0.00

                   Class A-1 Principal Balance after current distribution                                    14,083,600.80


Class A Principal Payment Amount
--------------------------------

       (i)         Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount               274,637,291.97
       (ii)        Class A Target Investor Principal Amount (94.0% * ending ADCB)                           264,308,138.80
                   Class A Principal Payment Amount                                                          10,329,153.17
                   Funds available for distribution after Class A-1 distribution                                 77,029.59


Class A-2 Principal Schedule
----------------------------

                   Opening Class A-2 principal balance                                                       77,498,323.00
                   Class A-2  Principal Payment Amount                                                                0.00
                   Class A-2 Principal Payment Amount distribution                                                    0.00
                   Principal carryforward Class A-2                                                                   0.00

                   Class A-2 principal balance after current distribution                                    77,498,323.00

Class A-3 Principal Schedule
----------------------------
                   Opening Class A-3 principal balance                                                      105,463,520.00
                   Class A-3 Principal Payment Amount                                                                 0.00
                   Class A-3 Principal Payment Amount distribution                                                    0.00
                   Principal carryforward Class A-3                                                                   0.00

                   Class A-3 principal balance after current distribution                                   105,463,520.00


Class A-4 Principal Schedule
----------------------------
                   Opening Class A-4 principal balance                                                       67,262,695.00
                   Class A-4 Principal Payment Amount                                                                 0.00
                   Class A-4 Principal Payment Amount distribution                                                    0.00
                   Principal carryforward Class A-4                                                                   0.00

                   Class A-4 principal balance after current distribution                                    67,262,695.00


Class B Principal Schedule
--------------------------

                   Opening Class B principal balance                                                          3,912,600.21
                   Class B Target Investor Principal Amount (1.25% * ending ADCB)                             3,514,736.21
                   Class B Floor                                                                             (6,235,780.49)
                   Class B Principal Payment Amount due                                                         397,864.00
                   Class B Principal Payment Amount distribution                                                 77,029.59
                   Principal carryforward Class B                                                               320,834.41

                   Class B principal balance after current distribution                                       3,835,570.62

Class C Principal Schedule
--------------------------

                   Opening Class C principal balance                                                          3,912,600.21
                   Class C Target Investor Principal Amount (1.25% * ending ADCB)                             3,514,736.21
                   Class C Floor                                                                             (3,739,718.02)
                   Class C Principal Payment Amount due                                                         397,864.00
                   Class C Principal Payment Amount distribution                                                      0.00
                   Principal carryforward Class C                                                               397,864.00

                   Class C principal balance after current distribution                                       3,912,600.21

Class D Principal Schedule
--------------------------

                   Opening Class D principal balance                                                          6,260,160.16
                   Class D Target Investor Principal Amount (2.00% * ending ADCB)                             5,623,577.78
                   Class D Floor                                                                              1,103,904.40
                   Class D Principal Payment Amount due                                                         636,582.38
                   Class D Principal Payment Amount distribution                                                      0.00
                   Principal carryforward Class D                                                               636,582.38

                   Class D principal balance after current distribution                                       6,260,160.16

Class E Principal Schedule
-------------------------

                   Opening Class E principal balance                                                          3,130,079.65
                   Class E Target Investor Principal Amount (1.00% * ending ADCB)                             2,811,788.51
                   Class E Floor                                                                              1,967,523.67
                   Class E Principal Payment Amount due                                                         318,291.14
                   Class E Principal Payment Amount distribution                                                      0.00
                   Principal carryforward Class E                                                               318,291.14

                   Class E principal balance after current distribution                                       3,130,079.65

Additional Principal Schedule
----------------------------
                   Floors applicable (Yes/No)                                                                                 No
                   Monthly Principal Amount                                                                        10,416,544.18
                   Sum of Principal Payments payable on all classes                                                12,079,754.69
                   Additional Principal payable                                                                             0.00
                   Additional Principal available, if payable                                                               0.00

                   Class A-1 Additional Principal allocation                                                                0.00
                   Class A-1 principal balance after current distribution                                          14,083,600.80

                   Class A-2 Additional Principal allocation                                                                0.00
                   Class A-2 principal balance after current distribution                                          77,498,323.00

                   Class A-3 Additional Principal allocation                                                                0.00
                   Class A-3 principal balance after current distribution                                         105,463,520.00

                   Class A-4 Additional Principal allocation                                                                0.00
                   Class A-4 principal balance after current distribution                                          67,262,695.00

                   Class B Additional Principal allocation                                                                  0.00
                   Class B principal balance after current distribution                                             3,835,570.62

                   Class C Additional Principal allocation                                                                  0.00
                   Class C principal balance after current distribution                                             3,912,600.21

                   Class D Additional Principal allocation                                                                  0.00
                   Class D principal balance after current distribution                                             6,260,160.16

                   Class E Additional Principal allocation                                                                  0.00
                   Class E principal balance after current distribution                                             3,130,079.65


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

       (i)         Servicing Fee Percentage                                                                                 0.40%
       (ii)        ADCB of Contract Pool as of the 1st day of the Collection Period                               291,595,415.24
       (iii)       Servicing Fee due ( ( (i) / 12 ) * (ii) )                                                           97,198.47
       (iv)        Servicing Fee accrued but not paid in prior periods                                                204,533.08
                   Total Servicing Fee due and accrued ( (iii) + (iv) )                                               301,731.55
                   Servicing Fee carried forward                                                                      301,731.55

                   Monthly Servicing Fee distributed                                                                        0.00


Reserve Fund Schedule
---------------------

                   Initial ADCB                                                                                   365,558,126.61
                   10% of Initial ADCB                                                                             36,555,812.66

                   Outstanding Principal Amount of the Notes as of the preceding Distribution Date                291,852,732.20

                   ADCB as of the end of the Collection Period                                                    281,178,871.06
                   Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                2,042,969.13
                   Prior month Reserve Fund balance                                                                   912,601.83
                   Deposit to Reserve Fund - excess funds                                                                   0.00
                   Interim Reserve Fund Balance                                                                       912,601.83
                   Current period draw on Reserve Fund for Reserve Interest Payments                                        0.00
                   Current period draw on Reserve Fund for Reserve Principal Payments                                       0.00
                   Excess to Certificateholder                                                                              0.00
                   Ending Reserve Fund balance                                                                        912,601.83


                   Reserve Fund balance as a percentage of aggregate note balances as of the first
                     day of the Collection Period                                                                           0.31%
                   Investment Earnings on Reserve Account                                                               4,094.16

Heller Equipment Asset Receivables Trust 1999-2
----------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors
               Class A-1
               ---------
               Class A-1 principal balance                                                                 14,083,600.80
               Initial Class A-1 principal balance                                                         93,400,101.00

               Note factor                                                                                   0.150787854


               Class A-2
               ---------
               Class A-2 principal balance                                                                 77,498,323.00
               Initial Class A-2 principal balance                                                         77,498,323.00

               Note factor                                                                                   1.000000000


               Class A-3
               ---------
               Class A-3 principal balance                                                                105,463,520.00
               Initial Class A-3 principal balance                                                        105,463,520.00

               Note factor                                                                                   1.000000000


               Class A-4
               ---------
               Class A-4 principal balance                                                                 67,262,695.00
               Initial Class A-4 principal balance                                                         67,262,695.00

               Note factor                                                                                   1.000000000


               Class B
               -------
               Class B principal balance                                                                    3,835,570.62
               Initial Class B principal balance                                                            4,569,477.00

               Note factor                                                                                   0.839389414


               Class C
               -------
               Class C principal balance                                                                    3,912,600.21
               Initial Class C principal balance                                                            4,569,477.00

               Note factor                                                                                   0.856246833


               Class D
               -------
               Class D principal balance                                                                    6,260,160.16
               Initial Class D principal balance                                                            7,311,163.00

               Note factor                                                                                   0.856246832


               Class E
               -------
               Class E principal balance                                                                    3,130,079.65
               Initial Class E principal balance                                                            3,655,581.00

               Note factor                                                                                   0.856246832

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
       (i)      Outstanding Principal Amount of the Notes as of the preceding Distribution Date                   291,852,732.20
       (ii)     Overcollateralization Balance as of the preceding Distribution Date                                  (257,316.96)
       (iii)    Monthly Principal Amount                                                                           10,416,544.18
       (iv)     Available Amounts remaining after the payment of interest                                          10,406,182.76
       (v)      ADCB as of the end of the Collection Period                                                       281,178,871.06
                Cumulative Loss Amount                                                                                 10,361.42


Class B Floor Calculation
-------------------------

                Class B Floor percentage                                                                                  1.8600%
                Initial ADCB                                                                                      365,558,126.61
                Cumulative Loss Amount for current period                                                              10,361.42
                Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
                Overcollateralization Balance                                                                      13,045,523.06
                Class B Floor                                                                                      (6,235,780.49)

Class C Floor Calculation
-------------------------

                Class C Floor percentage                                                                                  1.4725%
                Initial ADCB                                                                                      365,558,126.61
                Cumulative Loss Amount for current period                                                              10,361.42
                Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and
                Overcollateralization Balance                                                                       9,132,922.85
                Class C Floor                                                                                      (3,739,718.02)

Class D Floor Calculation
-------------------------

                Class D Floor percentage                                                                                  1.0850%
                Initial ADCB                                                                                      365,558,126.61
                Cumulative Loss Amount for current period                                                              10,361.42
                Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance              2,872,762.69
                Class D Floor                                                                                       1,103,904.40

Class E Floor Calculation
-------------------------

                Class E Floor percentage                                                                                  0.4650%
                Initial ADCB                                                                                      365,558,126.61
                Cumulative Loss Amount for current period                                                              10,361.42
                Overcollateralization Balance                                                                        (257,316.96)
                Class E Floor                                                                                       1,967,523.67

Heller Financial, Inc. is the Servicer (Yes/No)                                                                              Yes

An Event of Default has occurred  (Yes/No)                                                                                    No


10% Substitution Limit Calculation
----------------------------------

                ADCB as of the Cut-off Date:                                                                      365,558,126.61

                Cumulative DCB of Substitute Contracts replacing materially modified contracts                                 0
                Percentage of Substitute Contracts replacing materially modified contracts                                     0

                Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                          No


5% Skipped Payment Limit Calculation
------------------------------------
               The percent of contracts with Skipped Payment modifications                                                     0
               The DCB of Skipped  Payment  modifications  exceeds 5% of the
               initial  ADCB  (Yes/No)                                                                                        No
               Any  Skipped  Payments  have been deferred later than January 1, 2006                                         N/A

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                             291,595,415.24
             Principal collections                                                                             (9,241,817.31)
             Prepayment Amounts                                                                                  (933,582.05)
             Defaulted Contracts                                                                                  (78,002.50)
             Change in payaheads                                                                                  (92,800.90)
             Other items including Substitutions and Repurchases                                                  (70,341.42)
ADCB as of the last day of the Collection Period                                                              281,178,871.06

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                      78,002.50
Number of Contracts that became Defaulted Contracts during the period                                                      1
Defaulted Contracts as a percentage of ADCB (annualized)                                                                0.33%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                        933,582.05
Number of Prepaid Contracts as of the last day of the Collection Period                                                    4

DCB of Contracts as of the last day of the Collection  Period that were added as Substitute Contracts                   0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                 0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                        78,351.44
Number of Warranty Contracts as of the last day of the Collection Period                                                   1

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                        0.00

Cumulative Servicer Advances paid by the Servicer                                                              10,059,658.94
Cumulative reimbursed Servicer Advances                                                                        10,059,658.94

Delinquencies and Losses                                         Dollars                          Percent
------------------------                                         -------                          -------
             Current                                         266,156,359.38                           94.66%
             31-60 days past due                               7,941,113.39                            2.82%
             61-90 days past due                               5,289,028.79                            1.88%
             Over 90 days past due                             1,792,369.50                            0.64%
             Total                                           281,178,871.06                          100.00%

             31+ days past due                                15,022,511.68                            5.34%


    (i)      Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                          2,461,994.45
    (ii)     Cumulative Recoveries realized on Defaulted Contracts                                                 53,752.50
             Cumulative net losses to date  ( (i) - (ii) )                                                      2,408,241.95
             Cumulative net losses as a percentage of the initial ADCB                                                  0.66%